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                                                                    Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report on Form 10-Q of Student Advantage, Inc. (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Raymond V. Sozzi, Jr., President and Chief Executive Officer of the Company, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2003                  /s/ Raymond V. Sozzi, Jr.
                                          --------------------------------------
                                          Raymond V. Sozzi, Jr.
                                          President and Chief Executive Officer